KEMPER
INTERMEDIATE
GOVERNMENT TRUST

REPORT TO SHAREHOLDERS FOR THE MONTH ENDED DECEMBER 31, 1996
AND FOR THE YEAR ENDED NOVEMBER 30, 1996

                     " ....By fall, we extended the fund's
                   duration and maintained it at a neutral to
                           slightly longer position."



                                                              [KEMPER FUND LOGO]

CONTENTS
2
About Your Report
At a Glance
3
Economic Overview
5
Performance Update
7
Terms to Know
8
Portfolio Statistics
9
Report of Independent Auditors
10
Portfolio of Investments
12
Financial Statements
14
Notes to Financial Statements
16
Financial Highlights
17
Description of Dividend Reinvestment Plan


ABOUT YOUR REPORT
--------------------------------------------------------------------------------
CHANGE IN FISCAL YEAR

The fiscal year end for Kemper Intermediate Government Trust has been changed to December 31 from November 30. Therefore, this report contains information about the fund covering the 13-month period ended December 31, 1996. You can expect your next shareholder report, which will be a semiannual update, in August.

AT A GLANCE
--------------------------------------------------------------------------------
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 1996

                               BASED ON    BASED ON
                               NET ASSET    MARKET
                                 VALUE      PRICE
--------------------------------------------------------------------------------

KEMPER INTERMEDIATE
GOVERNMENT TRUST                 2.21%      7.14%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE AND MARKET PRICE
--------------------------------------------------------------------------------

                               AS OF      AS OF
                              12/31/96   12/31/95
--------------------------------------------------------------------------------
NET ASSET VALUE                $7.90      $8.37
--------------------------------------------------------------------------------

MARKET PRICE                   $7.125     $7.25
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION REVIEW
--------------------------------------------------------------------------------

THE FOLLOWING TABLE SHOWS PER SHARE DISTRIBUTION AND YIELD INFORMATION FOR THE FUND AS OF DECEMBER 31, 1996.

1-YEAR DISTRIBUTION:                      $0.6375
--------------------------------------------------------------------------------
DECEMBER DISTRIBUTION:                    $0.0550
--------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE
(BASED ON NET ASSET VALUE):                 8.35%
--------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE
(BASED ON MARKET PRICE):                    9.26%
--------------------------------------------------------------------------------

Statistical Note: Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Total return measures aggregate change in net asset value/market price assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $79 BILLION IN ASSETS, INCLUDING $44 BILLION IN RETAIL
MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

As we begin a new year, it's remarkable how eventful 1996 was and yet, economically, we are essentially where we were one year ago.

     The fundamentals of the economy are remarkably similar. Long-term interest rates are approximately 6.5% compared to the 6.5% to 7% range they were in during the first half of 1996. We believe the economy is growing at a rate of approximately 2.5%. Inflation continues to be well under control, at about 3.0%.

     One significant difference between today and one year ago is that prices of the stocks are on average up 20%. While price movements were more volatile in 1996 than in the past few years, the patient investor was amply rewarded. The prime element sending the stock market higher was strong positive cash flows. This liquidity in an environment of modestly increasing corporate profits and relatively stable interest rates pushed stocks higher for most of the year.

     This higher stock market has caused many market observers to worry. While we cannot ignore what has happened, we find no reason to be bearish over the long term. The environment is benign to favorable for financial assets. Given steady interest rates, moderate economic growth and continued moderate corporate earnings growth, there are few excesses in the system. In fact, real interest rates are probably too high considering our outlook for inflation, and we may see them decline over time.

     Naturally, we cannot rule out the possibility of a market correction. But, in our belief, the downside would appear to be limited to 5% to 8%, which is the size of a typical correction based on historical data. As we have said in previous outlooks, three elements tend to move the market:

     - EARNINGS. We forecast corporate earnings to range between 0% and 5% on average for the Standard & Poor's 500* in 1997 -- not as high as in recent years but positive nonetheless.

     - INTEREST RATES. Rates should remain stable, and short-term interest rates may even decline.

     - LIQUIDITY. Investors, through mutual funds, 401(k)s and qualified contribution plans in particular, will continue to create strong demand for securities.

     In order to move the market more than would be expected in a typical decline, one or more of these elements will have to turn negative in 1997, and, while future market conditions cannot be predicted with certainty, we fail to see what would materially change our outlook. Our outlook going forward is that 1997 should be a lot like 1996.

     While the economy continued along a relatively consistent path, the United States took some politically significant steps in 1996. First, of course, President Bill Clinton and a Republican Congress were re-elected by the voters. In the first few days after the general election, especially, investors demonstrated their support for such a balance in our leadership. But of much greater long-term significance is the expressed commitment by both parties to balance the federal budget and address certain entitlement programs. The first year after an election can be a fertile time to accomplish major initiatives, and we are hopeful that progress can be made.

     The future of the Social Security system, which many experts believe will run out of money about 20 years from now, will be a subject in which you can expect Zurich Kemper Investments, Inc. to play a leadership role. The possible solutions for "fixing Social Security" are finite: raise Social Security taxes, reduce benefits, raise the retirement age, change inflation assumptions or pursue a higher rate of return on assets contributed by workers. We believe that a bipartisan solution will be worked out, which will include giving individuals the option of investing a portion of their Social Security contributions in an account earmarked for them. This change is needed to return credibility to the system, which many Americans have lost faith in.

     What to do with Social Security is a debate that spans generations and promises to occupy much attention in the coming years. As we hope to help advance constructive debate, we'll be advocating partial privatization for this federal program while maintaining a safety net for many low-wage earners and providing a seamless transition for seniors near or in retirement.

ECONOMIC OVERVIEW

------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]


                         NOW (12/31/96)    6 MONTHS AGO      1 YEAR AGO      2 YEARS AGO
10-YEAR TREASURY RATE(1)        6.30         6.87                5.65           7.78
PRIME RATE (2)                  8.25         8.25                8.50           8.50
INFLATION RATE(3)*              3.19         2.75                2.60           2.61
THE U.S. DOLLAR (4)             4.36         8.55               -0.57          -5.29
CAPITAL GOODS ORDERS (5)*       2.69         1.85               13.09           3.68
INDUSTRIAL PRODUCTION (5)*      4.40         4.12                1.08           6.43
EMPLOYMENT GROWTH (6)           2.17         2.19                1.57           3.52


(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflations has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of November 30, 1996.

SOURCE: ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.



     With this letter as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

January 9, 1997

*THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
 REPRESENTATIVE OF THE U.S. STOCK MARKET.

PERFORMANCE UPDATE


[BYRNES PHOTO]

ELIZABETH BYRNES JOINED ZURICH KEMPER INVESTMENTS, INC. (ZKI) IN 1982 AND IS A FIRST VICE PRESIDENT OF ZKI. SHE HAS BEEN PORTFOLIO CO-MANAGER OF KEMPER INTERMEDIATE GOVERNMENT TRUST SINCE 1994. BYRNES RECEIVED A BACHELOR OF SCIENCE DEGREE FROM MIAMI UNIVERSITY AND IS A CERTIFIED PUBLIC ACCOUNTANT.

[VANDENBERG PHOTO]

RICHARD VANDENBERG JOINED ZKI IN MARCH 1996. HE IS SENIOR VICE PRESIDENT OF ZKI AND PORTFOLIO CO-MANAGER OF KEMPER INTERMEDIATE GOVERNMENT TRUST. VANDENBERG HAS MORE THAN 22 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE. HE RECEIVED BOTH A BACHELOR'S DEGREE AND M.B.A. FROM THE UNIVERSITY OF WISCONSIN.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED
ON MARKET AND OTHER CONDITIONS.

THE FISCAL YEAR END FOR KEMPER INTERMEDIATE GOVERNMENT TRUST HAS BEEN CHANGED TO DECEMBER 31 FROM NOVEMBER 30. THIS REPORT SUMMARIZES THE ADJUSTMENTS MADE TO THE FUND DURING THE 13-MONTH PERIOD ENDED DECEMBER 31, 1996. DURING THIS TIME, RICHARD VANDENBERG JOINED BETH BYRNES AS PORTFOLIO CO-MANAGER OF THE FUND.

Q    HOW WOULD YOU CHARACTERIZE THE ECONOMIC ENVIRONMENT OVER THE LAST 13
MONTHS, AND HOW DID GOVERNMENT SECURITIES FARE?

A    The investment climate changed dramatically over the past 13 months. We began the fiscal year in the midst of 1995's strong bond market rally that continued into the early part of 1996. The market became bearish in February and interest rates rose more than 100 basis points during the next six months. On January 3, 1996, the rate on a 30-year Treasury was 5.89 percent and on July 8, the 30-year Treasury was at 7.12 percent. In September, the market reversed course and rates declined by approximately 40 basis points by the end of December 1996.

     Here's what happened to cause the reversal: At the start of the fiscal year, investors were optimistic about the government market. It was expected that the economy would continue to grow slowly, inflation would remain low, and that perhaps the Federal Reserve Board (the Fed) would lower short-term interest rates. (The Fed did reduce rates in both December 1995 and January 1996.) The market was also hopeful that the negotiations underway in Washington, D.C. in late 1995 would lead to an agreement with a solid plan for reducing the federal budget deficit. All of these events were positive for government securities because they supported a slow growth, benign inflation environment. As a result, market interest rates (yields) of government securities fell and their prices increased.

     In February 1996, data was released that indicated that economic growth was improving. In addition, federal budget negotiations had broken down. Moreover, with the start of the federal election primaries, the focus moved away from the federal budget and deficit reduction proposals toward other issues. This effectively eliminated the chances for a balanced budget during the first half of 1996. As optimism about deficit reduction began to fade and the pace of economic growth improved, bond yields began rising and prices began declining.

     The most dramatic rise in yields occurred in early March, when the U.S. Department of Labor announced an unanticipated and dramatic increase in employment growth. Many bond investors interpreted this as evidence that the economy was growing faster than its potential, or at an inflationary pace. Concerned that the Fed would raise rates to slow growth and contain inflation, the market sold off and yields jumped. The government market continued to trade in a choppy pattern until September, when fears of a Fed intervention abated. Since September, interest rates have declined and the market has become more optimistic.

PERFORMANCE UPDATE

Q    WHAT OCCURRED LAST FALL TO REIGNITE THE BOND MARKET?

A    In September, economic data began to show signs of slower economic growth, especially in the manufacturing and housing industries. This news, coupled with a still relatively benign rate of inflation, virtually eliminated concern in the market about a Fed intervention. The market was further charged by the re-election of President Bill Clinton and a Republican Congress. Since the election, federal budget negotiations have resumed, and the market has become optimistic that some credible progress may occur. All of these events created a favorable environment for the bond market.

Q    HOW WAS THE FUND'S PERFORMANCE AFFECTED BY RISING AND THEN FALLING INTEREST
RATES?

A    Rising interest rates hurt the performance of government bonds and the fund while falling rates (during the beginning and at the end of the fiscal period) boosted performance.

     In December 1995, we had expected interest rates to continue falling and therefore positioned the fund with a longer-than-average duration. Duration is a measure of a fund's sensitivity to interest rates. The longer the duration, the more sensitive it is to interest rate changes. Our outlook on rates, however, began to change in February so we reduced the fund's duration believing that the yields would not continue their precipitous decline. We reduced duration again in early March and positioned the fund for a more stable interest rate environment. Unfortunately, the employment release in March caused the market to trade down sharply, which hurt the fund's performance -- even with its shortened duration.

     From that point, we maintained a neutral to defensive duration positioning for the fund. This means that we reduced the portfolio's duration to a length similar to that of the market or shorter. This positioning helped the fund as the market traded in a choppy pattern throughout the summer. By fall, we extended the fund's duration and maintained it at a neutral to slightly longer position. We extended duration because we were convinced that the economy had slowed down to a non-inflationary pace and because we didn't expect any sharp spikes in interest rates. This lengthening of duration was positive for the fund.

Q    WHAT TYPES OF ADJUSTMENTS DID YOU MAKE TO THE PORTFOLIO TO ALTER THE FUND'S
DURATION?

A    To adjust duration, we altered our level of mortgage holdings versus U.S.
Treasuries. When interest rates fell during the first two months of the period, we added Treasuries to the portfolio. This enabled the fund to benefit from the market's rally, as Treasuries offer better price appreciation potential when interest rates decline. It also reduced the fund's exposure to mortgage prepayment risk. The risk of prepayments is always more prevalent when rates fall because borrowers are likely to refinance into lower-rate mortgages. As this happens, mortgages with higher interest rates are paid off early and the proceeds are reinvested at lower market rates. Although mortgages generally provide higher yields, Treasuries offered the potential for a higher total return early in the fiscal year. Total return, remember, includes both income on the investments and price change.

     In February 1996, we began selling Treasuries to reduce the fund's duration and to increase its investment in mortgages. This adjustment was made because we expected that rates would begin to stabilize or move somewhat higher. In a higher interest rate environment, mortgages tend to outperform Treasuries. Another reason for the adjustment was to align the fund's portfolio more closely to the defensive positioning favored by our peers. We maintained our exposure to mortgages until September, when rates began to move lower again. At that time we increased the fund's exposure to Treasuries because economic growth seemed to be moderating and fears of an interest rate tightening by the Fed were beginning to abate. This addition of longer term securities, although somewhat bullish, kept the fund's duration at neutral to slightly extended.

Q    HOW EFFECTIVE HAS THE FUND'S MANAGED DISTRIBUTION STRATEGY BEEN?

A    As you'll recall, the fund adopted a managed distribution strategy in April
1996, because it was determined that a competitive, consistent stream of distribution could have a positive impact on the fund's discount. This strategy enabled us to provide a stable monthly distribution of $0.055 per share. These

PERFORMANCE UPDATE

monthly distributions, which began at the end of April, can be made from the fund's income, net capital gains and, to the extent necessary, shareholders' capital. Two of the distribution payments have returned a portion of shareholders' capital while the rest have been paid solely from income.

     Since the managed distribution strategy was implemented, the fund's discount to net asset value has moved from 10.38 percent to 9.81 percent as of December 31, 1996. The Board of Trustees and management of the fund will continue to monitor the discount to determine whether or not it is appropriate to continue with the managed distribution strategy.

Q    WHAT'S YOUR OUTLOOK FOR THE GOVERNMENT MARKET AND KEMPER INTERMEDIATE
GOVERNMENT TRUST IN PARTICULAR?

A    Our outlook for the market has turned cautious. Since mid-December,
Treasury prices have declined as economic data has posted stronger than expected growth. The fourth quarter gross domestic product (GDP) now appears stronger than the market had previously forecasted.

TERMS TO KNOW

DURATION Duration is a measure of the interest rate sensitivity of a fixed-income portfolio incorporating time to maturity and coupon size. The longer the duration, the greater the interest rate risk.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period. Total return may be based upon net asset value or market price.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

------------------------------------------------------------------------------
                                          ON 12/31/96              ON 12/31/95
------------------------------------------------------------------------------
INTERMEDIATE-TERM GOVERNMENTS                  28%                      38%
----------------------------------------------------------------------------
MORTGAGES                                      52                       34
----------------------------------------------------------------------------
LONG-TERM GOVERNMENTS                          --                       17
----------------------------------------------------------------------------
SHORT-TERM TREASURIES AND CASH
EQUIVALENTS (ONE YEAR OR LESS)                 20                       11
----------------------------------------------------------------------------
                                              100%                     100%


                                          [PIE CHART]           [PIE CHART]
                                          ON 12/31/96           ON 12/31/95


AVERAGE MATURITY

-----------------------------------------------------------------------------
                                        ON 12/31/96               ON 12/31/95
-----------------------------------------------------------------------------
AVERAGE MATURITY                         6.2 YEARS                 8.7 YEARS
-----------------------------------------------------------------------------

* Portfolio composition is subject to change.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER INTERMEDIATE GOVERNMENT TRUST

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Kemper Intermediate Government Trust as of December 31, 1996 and November 30, 1996, the related statements of operations for the month ended December 31, 1996 and the year ended November 30, 1996, and changes in net assets for the month ended December 31, 1996, and for each of the two years in the period ended November 30, 1996, and the financial highlights for the month ended December 31, 1996 and for each of the fiscal years since 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996 and November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Intermediate Government Trust at December 31, 1996 and November 30, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                        Chicago, Illinois
                                        January 17, 1997

PORTFOLIO OF INVESTMENTS

KEMPER INTERMEDIATE GOVERNMENT TRUST

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1996
(DOLLARS IN THOUSANDS)

                                                                  COUPON                       PRINCIPAL
                                       TYPE                        RATE           MATURITY      AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------
U. S. GOVERNMENT OBLIGATIONS
U.S. TREASURY                          Notes                     8.125-9.25%       1998        $53,500    $ 56,130
SECURITIES - 72.1%                                               8.00              1999         22,000      23,055
(Cost: $196,348)                                                 8.75              2000         22,240      24,099
                                                                 7.00              2006         41,400      43,024
                                       Bonds                    13.75              2004          7,450      10,722
                                                                 9.125             2009         10,727      12,358
                                                                12.75              2010          2,495       3,532
                                                                10.375             2012         12,020      15,485
                                                                12.00              2013          3,700       5,294
                                       ---------------------------------------------------------------------------
                                                                                                           193,699

------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL                    Adjustable rate mortgage  7.125             2022          5,833       5,962
MORTGAGE ASSOCIATION                   Pass-through              7.00              2022-2027    10,245      10,022
- 34.3%                                certificates              7.50              2022-2027    27,561      27,604
(Cost: $90,567)                                                  8.00              2027         31,000      31,620
                                                                 8.50              2027         15,000      15,539
                                                                 9.00              2016-2025     1,194       1,267
                                       ---------------------------------------------------------------------------
                                                                                                            92,014

------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN                      Collateralized mortgage   5.00              2021          5,000       4,547
MORTGAGE CORPORATION                   obligations               6.25              2021         10,000       9,681
- 9.7%                                                           7.00              2021         12,000      11,822
(Cost: $24,869)
                                       ---------------------------------------------------------------------------
                                                                                                            26,050

------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL                       Collateralized mortgage   6.25              2022         10,000       9,594
MORTGAGE ASSOCIATION                   obligations               7.00              2027         12,000      11,741
- 7.9%
(Cost: $20,380)
                                       ---------------------------------------------------------------------------
                                                                                                            21,335
                                       ---------------------------------------------------------------------------
                                       TOTAL INVESTMENTS--124.0%
                                       (Cost: $332,164)                                                    333,098
                                       ---------------------------------------------------------------------------
                                       LIABILITIES, LESS CASH AND OTHER ASSETS--(24.0)%                    (64,580)
                                       ---------------------------------------------------------------------------
                                       NET ASSETS--100.0%                                                 $268,518
                                       ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
Based on the cost of investments of $332,164,000 for federal income tax purposes at December 31, 1996, the gross unrealized appreciation was $4,291,000, the gross unrealized depreciation was $3,357,000 and the net unrealized appreciation of investments was $934,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER INTERMEDIATE GOVERNMENT TRUST
PORTFOLIO OF INVESTMENTS AT NOVEMBER 30, 1996

(DOLLARS IN THOUSANDS)

                                                                    COUPON                   PRINCIPAL
                                                 TYPE                RATE        MATURITY     AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------
U. S. GOVERNMENT OBLIGATIONS
U.S. TREASURY                          Notes                     8.125 - 9.25%     1998       $57,500    $ 60,621
SECURITIES - 74.3%                                               8.00              1999        22,000      23,258
(Cost: $202,238)                                                 8.75              2000        23,240      25,524
                                                                 7.00              2006        41,400      44,143
                                       Bonds                    11.875             2003         3,200       4,262
                                                                13.75              2004         7,450      10,957
                                                                 9.125             2009        10,727      12,624
                                                                10.375             2012        12,020      15,883
                                                                12.00              2013         3,700       5,434
                                       --------------------------------------------------------------------------
                                                                                                          202,706

-----------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL                    Pass-through              7.00            2022-2026      5,272       5,246
MORTGAGE ASSOCIATION                   certificates              7.50            2022-2027     27,672      28,095
- 26.3%                                                          8.00            2027          21,000      21,610
(Cost: $69,625)                                                  8.50            2027          15,000      15,628
                                                                 9.00            2016-2025      1,203       1,285
                                       --------------------------------------------------------------------------
                                                                                                           71,864

-----------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN                      Collateralized mortgage   5.00            2021           5,000       4,614
MORTGAGE CORPORATION                   obligations               6.25            2021          10,000       9,869
- 9.7%                                                           7.00            2021          12,000      12,034
(Cost: $24,866)
                                       --------------------------------------------------------------------------
                                                                                                           26,517

-----------------------------------------------------------------------------------------------------------------

FEDERAL NATIONAL                       Collateralized mortgage   6.25            2022          10,000       9,806
MORTGAGE ASSOCIATION                   obligations               7.00            2027          12,000      11,888
- 8.0%
(Cost: $20,378)
                                       --------------------------------------------------------------------------
                                                                                                           21,694
                                       --------------------------------------------------------------------------
                                       TOTAL U.S. GOVERNMENT OBLIGATIONS--118.3%
                                       (Cost: $317,107)                                                   322,781
                                       --------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
MONEY MARKET                           Yield 5.70%
INSTRUMENT - .5%                       Due--December 1996                                       1,300       1,300
(Cost: $1,300)
                                       --------------------------------------------------------------------------
                                       TOTAL INVESTMENTS--118.8%
                                       (Cost: $318,407)                                                   324,081
                                       --------------------------------------------------------------------------
                                       LIABILITIES, LESS CASH AND OTHER ASSETS--(18.8)%                   (51,324)
                                       --------------------------------------------------------------------------
                                       NET ASSETS--100.0%                                                $272,757
                                       --------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
Based on the cost of investments of $318,407,000 for federal income tax purposes at November 30, 1996, the gross unrealized appreciation was $7,266,000, the gross unrealized depreciation was $1,592,000 and the net unrealized appreciation of investments was $5,674,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

(IN THOUSANDS)

                                                                DECEMBER 31,       NOVEMBER 30,
                                                                    1996               1996
-----------------------------------------------------------------------------------------------
 ASSETS
-----------------------------------------------------------------------------------------------
Investments, at value
(Cost: $332,164 and $318,407, respectively)                       $333,098           324,081
-----------------------------------------------------------------------------------------------
Cash                                                                   144                97
-----------------------------------------------------------------------------------------------
Receivable for:
  Investments sold                                                     348                --
-----------------------------------------------------------------------------------------------
  Interest                                                           5,697             4,460
-----------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                   339,287           328,638
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-----------------------------------------------------------------------------------------------

Payable for:
  Investments purchased                                             70,528            55,646
-----------------------------------------------------------------------------------------------
  Management fee                                                       180               181
-----------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                34                28
-----------------------------------------------------------------------------------------------
  Trustees' fees and other                                              27                26
-----------------------------------------------------------------------------------------------
    Total liabilities                                               70,769            55,881
-----------------------------------------------------------------------------------------------
NET ASSETS                                                        $268,518           272,757
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-----------------------------------------------------------------------------------------------

Paid-in capital                                                   $314,706           315,061
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                       (47,122)          (47,978)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                             934             5,674
-----------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                       $268,518           272,757
-----------------------------------------------------------------------------------------------
SHARES OUTSTANDING                                                  33,996            33,996
-----------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE, $.01 PAR VALUE                            $7.90              8.02
-----------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS

(IN THOUSANDS)

                                                                  ONE MONTH
                                                                    ENDED        YEAR ENDED
                                                                DECEMBER 31,    NOVEMBER 30,
                                                                    1996            1996
---------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
---------------------------------------------------------------------------------------------
  Interest income                                                  $ 1,727         23,310
---------------------------------------------------------------------------------------------
  Expenses:
    Management fee                                                     180          2,187
---------------------------------------------------------------------------------------------
    Custodian and transfer agent fees and related expenses              13            106
---------------------------------------------------------------------------------------------
    Professional fees                                                   14             52
---------------------------------------------------------------------------------------------
    Reports to shareholders                                              1             56
---------------------------------------------------------------------------------------------
    Trustees' fees and other                                             4             91
---------------------------------------------------------------------------------------------
      Total expenses                                                   212          2,492
---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                1,515         20,818
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

 NET REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS
---------------------------------------------------------------------------------------------

  Net realized loss on sales of investments (including
  options purchased)                                                   (72)        (4,029)
---------------------------------------------------------------------------------------------
  Net realized gain(loss) from futures transactions                    928         (2,160)
---------------------------------------------------------------------------------------------
    Net realized gain(loss)                                            856         (6,189)
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments              (4,740)        (2,933)
---------------------------------------------------------------------------------------------
Net loss on investments                                             (3,884)        (9,122)
---------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                         $(2,369)        11,696
---------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                               ONE MONTH
                                                                 ENDED              YEAR ENDED NOVEMBER 30,
                                                             DECEMBER 31,          -------------------------
                                                                 1996               1996              1995
------------------------------------------------------------------------------------------------------------
 OPERATIONS AND DIVIDENDS
------------------------------------------------------------------------------------------------------------
  Net investment income                                        $  1,515             20,818            19,843
------------------------------------------------------------------------------------------------------------
  Net realized gain(loss)                                           856             (6,189)            4,417
------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation/depreciation             (4,740)            (2,933)           14,452
------------------------------------------------------------------------------------------------------------
Net increase(decrease) in net assets resulting from
operations                                                       (2,369)            11,696            38,712
------------------------------------------------------------------------------------------------------------
  Distribution from net investment income                        (1,515)           (20,956)          (20,296)
------------------------------------------------------------------------------------------------------------
  Tax return of capital distribution                               (355)              (462)               --
------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                              (1,870)           (21,418)          (20,296)
------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (4,239)            (9,722)           18,416
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------

Beginning of period                                             272,757            282,479           264,063
------------------------------------------------------------------------------------------------------------
END OF PERIOD
(including undistributed net investment
income of $138 in 1995)                                        $268,518            272,757           282,479
------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     DESCRIPTION OF FUND. The Fund is registered under
                             the Investment Company Act of 1940 as a
                             diversified, closed-end management investment company.

                             In 1996, the Fund changed its fiscal year end for financial reporting purposes from November 30 to December 31. As a result, the financial statements for the year ended November 30, 1996 and the one month period ended December 31, 1996 have been presented together in this report to shareholders.

                             INVESTMENT VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded are valued at the last current bid quotation if market quotations are available. Exchange traded financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded fixed income options are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes discount amortization on all fixed income securities and premium amortization on mortgage-backed securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets equal to the value of the securities purchased. At December 31 and November 30, 1996 the Fund had $70,528,000 and $55,646,000 in purchase commitments outstanding (26% and 20% of net assets, respectively) with corresponding amounts of assets segregated.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. For federal income tax purposes, accumulated net realized losses on sales of investments are available to offset future taxable gains. At December 31, the Fund had accumulated losses of approximately $47,108,000. If not applied, the loss carryover expires during the period 1997 through 2005.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends to its shareholders on a monthly basis. The dividends are recorded by the Fund on the ex-dividend date. In April 1996, the Fund adopted a managed distribution policy. In the current interest rate environment the Fund intends to pay a monthly distribution of $.055 per share. The distribution will be made from net investment income, net realized gains and, to the extent necessary, paid-in capital.

NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

2    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI), and pays a management fee at an annual rate of .80% of average weekly net assets. The Fund incurred a management fee of $180,000 for the one month period ended December 31, 1996 and $2,187,000 for the year ended November 30, 1996.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. For the one month period ended December 31, 1996 and the year ended November 30, 1996, the transfer agent remitted shareholders fees to KSvC of $3,000 and $41,000, respectively.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. For the one month period ended December 31, 1996 and the year ended November 30, 1996 the Fund made no payments to its officers and incurred trustees' fees of $4,000 and $26,000, respectively, to independent trustees.

--------------------------------------------------------------------------------

3    INVESTMENT
     TRANSACTIONS            Investment transactions (excluding short-term
                             instruments) are as follows (in thousands):

                                                                           ONE MONTH
                                                                             ENDED           YEAR ENDED
                                                                          DECEMBER 31,      NOVEMBER 30,
                                                                              1996              1996
                                                                          ------------------------------

                                         Purchases                          $34,900          1,969,019

                                         Proceeds from sales                 19,771          1,966,140

--------------------------------------------------------------------------------

4 FINANCIAL FUTURES
  CONTRACTS                  The Fund has entered into exchange traded financial
                             futures contracts in order to help protect itself from anticipated market conditions and, as such, bears the risk that arises from entering into these contracts.

                             At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and its broker as the market value of the futures contract fluctuates. The market value of assets pledged by the Fund to cover margin requirements for open futures positions was $3,172,000 at December 31, 1996, and $3,193,000 at
                             November 30, 1996. The Fund also had liquid securities in its portfolio in excess of the face amount of the following open futures positions (in thousands):

                                                                                      FACE       EXPIRATION      GAIN
                                                 TYPE               POSITION         AMOUNT        MONTH        (LOSS)
                                         ------------------------------------------------------------------------------

                                         FINANCIAL FUTURES AT DECEMBER 31, 1996:

                                         U.S. Treasury Notes
                                           and Bonds                Short            $40,892    March '97       $   610
                                         ------------------------------------------------------------------------------


                                         FINANCIAL FUTURES AT NOVEMBER 30, 1996:

                                         U.S. Treasury Notes
                                           and Bonds                Short            $20,016    March '97       $  (121)

                                         U.S. Treasury Notes
                                           and Bonds                Short            $26,446    December '96     (1,389)
                                         ------------------------------------------------------------------------------


                                                                                                                $(1,510)

FINANCIAL HIGHLIGHTS

                                                     ONE MONTH
                                                       ENDED                   YEAR ENDED NOVEMBER 30,
                                                    DECEMBER 31,   -----------------------------------------------
                                                        1996        1996      1995      1994      1993      1992
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $8.02        8.31      7.77      8.69      8.81      8.97
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    .04         .61       .58       .63       .71       .87
----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain(loss)                  (.10)       (.27)      .56      (.87)     (.12)     (.28)
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                          (.06)        .34      1.14      (.24)      .59       .59
----------------------------------------------------------------------------------------------------------------------
Less distributions:
  Distribution from net investment income                  .05         .62       .60       .68       .71       .75
----------------------------------------------------------------------------------------------------------------------
  Tax return of capital distribution                       .01         .01        --        --        --        --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                        .06         .63       .60       .68       .71       .75
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $7.90        8.02      8.31      7.77      8.69      8.81
----------------------------------------------------------------------------------------------------------------------
Market value, end of period                              $7.13        7.38      7.13      7.13      8.50      8.88
----------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN (NOT ANNUALIZED)
----------------------------------------------------------------------------------------------------------------------
Based on net asset value                                  (.81)%      4.38     15.20     (2.85)     6.90      6.76
----------------------------------------------------------------------------------------------------------------------
Based on market value                                    (2.66)%     12.73      8.50     (8.36)     3.88      7.18
----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------------------------
Expenses                                                   .95%        .91       .95       .94       .92       .93
----------------------------------------------------------------------------------------------------------------------
Net investment income                                     6.74%       7.61      7.28      7.68      8.02      9.78
----------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)              $268,518     272,757   282,479   264,063   295,471   298,945
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                        72%        577       552       497       326       494
----------------------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

1    PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment and Cash Purchase Plan (the
                             "Plan") which is available to you as a shareholder of KEMPER INTERMEDIATE GOVERNMENT TRUST (the
                             "Fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper
                             Service Company, whose address and phone number are provided in Paragraph 4 for the appropriate form.
                             If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a. ("UMB") as their agent and as agent for the Fund under the Plan.

--------------------------------------------------------------------------------

2    DIVIDEND INVESTMENT
     ACCOUNT The Fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account; and (c) voluntary cash contributions made pursuant to Paragraph 5 hereof. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called "Distributions."

--------------------------------------------------------------------------------

3    INVESTMENT OF
     DISTRIBUTION FUNDS
     HELD IN EACH ACCOUNT    If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five (5) days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire
                             Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB
                             Shares valued at net asset value per Share
                             (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts. All cash contributions to a participant's Account made pursuant to Paragraph 5 hereof will be invested in Shares purchased in the open market.

--------------------------------------------------------------------------------

4    ADDITIONAL
     INFORMATION             Address all notices, correspondence, questions, or
                             other communication regarding the Plan to:

                             KEMPER SERVICE COMPANY
                             P.O. Box 419066
                             Kansas City, Missouri 64141-6066
                             1-800-294-4366

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

5    VOLUNTARY CASH
     CONTRIBUTIONS           A participant may from time to time make voluntary
                             cash contributions to his Account by sending to Agent a check or money order, payable to Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of Federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata brokerage commissions.

--------------------------------------------------------------------------------

6    ADJUSTMENT OF
     PURCHASE PRICE          The Fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------

7    DETERMINATION OF
     PURCHASE PRICE          The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 8 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------

8    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions as well as from voluntary cash contributions. With respect to purchases from voluntary cash contributions, UMB will charge a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of Shares for individual
                             Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------

9    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraphs 5 and 13 hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

10     TRANSFER OF SHARES
       HELD BY AGENT         Agent will maintain the participant's Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------

11     SHARES NOT HELD IN
       SHAREHOLDER'S
       NAME Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------

12     AMENDMENTS            Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

--------------------------------------------------------------------------------

13     WITHDRAWAL FROM
       PLAN Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 12 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------

14     TAX IMPLICATIONS      Shareholders will receive tax information annually
                             for personal records and to assist in preparation of Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

TRUSTEES AND OFFICERS

TRUSTEES                     OFFICERS

STEPHEN B. TIMBERS           J. PATRICK BEIMFORD, JR.
President and Trustee        Vice President

JAMES E. AKINS               ELIZABETH A. BYRNES
Trustee                      Vice President

ARTHUR R. GOTTSCHALK         CHARLES R. MANZONI, JR.
Trustee                      Vice President

FREDERICK T. KELSEY          JOHN E. NEAL
Trustee                      Vice President

DOMINIQUE P. MORAX           RICHARD L. VANDENBERG
Trustee                      Vice President

FRED B. RENWICK              PHILIP J. COLLORA
Trustee                      Vice President
                             and Secretary
JOHN B. TINGLEFF
Trustee                      JEROME L. DUFFY
                             Treasurer
JOHN G. WEITHERS
Trustee


--------------------------------------------------------------------------------
LEGAL COUNSEL                     VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                  222 North LaSalle Street
                                  Chicago, IL 60601


--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT         KEMPER SERVICE COMPANY
                                  P.O. Box 419066
                                  Kansas City, MO 64141-6066


--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT      INVESTORS FIDUCIARY TRUST COMPANY
                                  127 West 10th Street
                                  Kansas City, MO 64105


--------------------------------------------------------------------------------
INDEPENDENT AUDITORS              ERNST & YOUNG LLP
                                  233 South Wacker Drive
                                  Chicago, IL 60606


--------------------------------------------------------------------------------
INVESTMENT MANAGER                ZURICH KEMPER INVESTMENTS, INC.
                                  222 South Riverside Plaza
                                  Chicago, IL 60606
                                  http://www.kemper.com


[RECYCLED LOGO]
Printed on recycled paper.

KIGT - 2 (1/97)   1027590
Printed in the U.S.A.                                        [KEMPER FUNDS LOGO]